UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05654

Morgan Stanley Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2008

Date of reporting period:	August 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended August 31, 2008

Total Return for the 12 Months Ended August 31, 2008
Class A	Class B	Class C	Class I+	Lehman Brothers U.S. Corporate Index[1]	Lipper Corporate Debt Funds BBB-Rated Index[2]
–0.53%	–1.06%	–1.16%	–0.23%	1.85%	1.00%

+  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month reporting period under review was marked by disrupted credit markets, recession fears, inflation concerns, and a depressed housing market, all of which weighed heavily on investor sentiment and led to heightened volatility in the financial markets.

The Federal Reserve (the "Fed") intervened on several occasions in an effort to help buoy the markets and the economy, loosening its lending requirements, facilitating the bailout of Bear Stearns by JPMorgan Chase, and reducing the target federal funds rate to 2.0 percent by the end of April. While these measures served to calm the markets temporarily in April and May, news shortly thereafter of additional mortgage-related writedowns by various financial institutions, coupled with growing concerns about inflationary pressures from rising food and energy prices, drove performance back down again in June. The decline continued through August, at which time the viability of some of the largest financial institutions came into question.

The uncertain environment led investors to favor high-quality securities over riskier assets, which helped Treasuries outpace other U.S. investment-grade sectors. The mortgage market continued to struggle in the wake of the subprime market collapse and ongoing residential housing slump. The non-agency mortgage sector was particularly hard hit. Much of the growth in mortgage issuance in recent years was in these non-traditional mortgages with more lenient borrowing terms, and the availability of these types of loans, as well as liquidity in the sector, has dramatically declined. The corporate bond sector also suffered as credit spreads moved wider throughout most of the period under review. Spread widening was most pronounced within the financials sector, which was the worst performing segment of the corporate market for the overall period.

Performance Analysis

All share classes of Morgan Stanley Income Trust underperformed the Lehman Brothers U.S. Corporate Index and the Lipper Corporate Debt Funds BBB-Rated Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

The Fund's holdings in mortgage securities, which included both commercial mortgage-backed securities (CMBS) and non-agency residential mortgage securities, were the primary detractors from performance for the reporting period. These positions were relatively small, but given the decline in the sectors and the fact that neither is included in the Lehman Brothers U.S. Corporate Index, the Fund's exposure, particularly to non-agency mortgage securities, was the primary reason for its relative underperformance. Holdings in asset-backed securities (ABS), which are also not represented in the Lehman Brothers U.S. Corporate Index, hampered relative returns as well.

Other positions, however, were additive to performance. The Fund's smaller relative allocation to corporate credit was beneficial as it helped reduce the detrimental effect of spread widening in the sector during the period. In the last months of the reporting year, as spreads narrowed, we increased the Fund's corporate bond exposure to a more neutral stance.

The Fund's yield-curve positioning was also beneficial. In the first half of 2008, we underweighted longer-maturity issues and overweighted intermediate-maturity issues through the use of interest rate swaps. This strategy helped enhance returns as the spread between these two segments of the yield curve widened and the curve steepened. As of the end of the period, the portfolio has a neutral interest-rate sensitivity and yield curve positioning as we believe further curve steepening is unlikely and current prices reflect more realistic expectations for interest rates, economic growth and inflation.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION++ as of 08/31/08
Corporate Bonds	72.4%
Short-Term Investments	25.8
Asset-Backed Securities	0.6
Non-Convertible Preferred Stock	0.5
Foreign Government Obligation	0.5
Collateralized Mortgage Obligations	0.1
Convertible Preferred Stock	0.1
LONG-TERM CREDIT ANALYSIS as of 08/31/08
AAA	8.1%
AA	20.1
A	31.6
BBB	36.0
BB	3.7
B or Below	0.4
Not Rated	0.1

++  Does not include open long/short futures contracts with an underlying face amount of $20,601,126 with net unrealized depreciation of $88,376. Also does not include open swap contracts with net unrealized appreciation of $1,564,417.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Portfolio composition is as a percentage of total investments and long-term credit analysis is as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in investment grade fixed-income securities. These securities may include corporate debt securities, preferred stocks, U.S. government securities, mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and commercial mortgage-backed securities ("CMBS"), asset-backed securities and securities issued by foreign issuers. The Fund may use derivative instruments to gain exposure to investment grade fixed-income securities. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. In deciding which securities to buy, hold or sell, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers domestic and international economic developments, interest rate trends, bond ratings and other factors relating to the issuers.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B

Over 10 Years

Average Annual Total Returns—Period Ended August 31, 2008
Symbol	Class A Share* (since 07/28/97) IISAX	Class B Shares** (since 05/03/89) IISBX	Class C Shares† (since 07/28/97) IISCX	Class I Shares†† (since 07/28/97) IISDX
1 Year	(0.53)%[3] (4.76) [4]	(1.06)%[3] (5.80) [4]	(1.16)%[3] (2.11) [4]	(0.23)%[3] —
5 Years	3.33 [3] 2.44 [4]	2.68 [3] 2.35 [4]	2.68 [3] 2.68 [4]	3.55 [3] —
10 Years	3.90 [3] 3.44 [4]	3.29 [3] 3.29 [4]	3.17 [3] 3.17 [4]	4.01 [3] —
Since Inception	4.12 [3] 3.71 [4]	4.89 [3] 4.89 [4]	3.40 [3] 3.40 [4]	4.23 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

(1)  The Lehman Brothers U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Corporate Debt Funds BBB-Rated classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on August 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/08 – 08/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/08	08/31/08	03/01/08 – 08/31/08
Class A
Actual (–4.04% return)	$1,000.00	$959.60	$5.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.86	$5.33
Class B
Actual (–4.38% return)	$1,000.00	$956.20	$8.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.84	$8.36
Class C
Actual (–4.37% return)	$1,000.00	$956.30	$8.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.84	$8.36
Class I@@
Actual (–3.99% return)	$1,000.00	$960.10	$3.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$4.06

  @  Expenses are equal to the Fund's annualized expense ratios of 1.05%, 1.65%, 1.65% and 0.80% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all its expenses, the annualized expense ratios would have been 1.38%, 1.98%, 1.98% and 1.13% for Class A, Class B, Class C and Class I shares, respectively.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and the administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund taking into account the scope of the services provided.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund ("soft dollars"). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (91.9%)
	Accident & Health Insurance (0.3%)
$130	Travelers Cos, Inc. (The)	5.80%	05/15/18	$124,939
	Advertising/Marketing Services (0.1%)
55	Interpublic Group of Companies, Inc. (The)	6.25	11/15/14	47,163
	Aerospace & Defense (0.5%)
192	Systems 2001 Asset Trust - 144A (Cayman Islands) (a)	6.664	09/15/13	193,528
	Airlines (0.5%)
219	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	193,606
	Aluminum (0.2%)
60	Alcoa Inc. (g)	6.75	07/15/18	59,844
	Auto Parts: O.E.M. (0.1%)
55	ArvinMeritor, Inc.	8.75	03/01/12	49,913
	Banks - Commercial (0.2%)
65	Northern Trust Co.	6.50	08/15/18	67,232
	Beverages: Alcoholic (0.7%)
65	Anheuser-Busch Cos, Inc. (g)	5.50	01/15/18	60,987
225	FBG Finance Ltd. - 144A (Australia) (a)	5.125	06/15/15	211,291
				272,278
	Biotechnology (1.2%)
185	Amgen Inc.	5.85	06/01/17	186,301
260	Biogen Idec Inc.	6.875	03/01/18	266,178
				452,479
	Broadcasting (0.5%)
205	Grupo Televisa S.A. (Mexico)	6.00	05/15/18	201,532
	Cable/Satellite TV (2.2%)
40	Comcast Cable Communications, LLC (g)	6.75	01/30/11	41,523
80	Comcast Cable Communications, LLC	7.125	06/15/13	85,090
145	Comcast Corp. (g)	5.70	05/15/18	138,046
230	Comcast Corp.	6.50	01/15/15	233,814
40	DirecTV Holdings LLC/Financing Co.	6.375	06/15/15	37,900
165	DirecTV Holdings LLC/Financing Co. - 144A (a) (g)	7.625	05/15/16	165,413
170	EchoStar DBS Corp.	6.375	10/01/11	166,600
				868,386

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Chemicals: Agricultural (0.2%)
$65	Monsanto Co.	5.125%	04/15/18	$63,741
	Chemicals: Major Diversified (0.3%)
110	E.I. du Pont de Nemours & co.	6.00	07/15/18	112,335
	Computer Processing Hardware (0.8%)
225	Dell Inc. - 144A (a)	5.65	04/15/18	219,534
85	Hewlett-Packard Co. (g)	5.50	03/01/18	83,858
				303,392
	Construction Materials (0.2%)
65	CRH America Inc.	8.125	07/15/18	66,406
	Data Processing Services (0.3%)
135	Fiserv, Inc.	6.80	11/20/17	137,429
	Department Stores (1.1%)
430	General Electric Capital Corp. (g)	5.625	05/01/18	418,822
	Diversified Manufacturing (0.4%)
155	Tyco Electronic Group SA (Luxembourg)	5.95	01/15/14	155,008
	Drugstore Chains (0.8%)
15	CVS Caremark Corp. (g)	5.75	06/01/17	14,711
236	CVS Lease Pass-Through - 144A (a)	6.036	12/10/28	218,174
85	Walgreen Co.	4.875	08/01/13	85,880
				318,765
	Electric Utilities (8.9%)
220	AES Corp. (The) - 144A (a)	8.00	06/01/20	211,750
390	Arizona Public Service Co.	5.80	06/30/14	375,276
85	Carolina Power & Light, Inc.	5.15	04/01/15	85,189
90	CenterPoint Energy Resources, Corp.	6.25	02/01/37	79,289
45	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	47,873
340	Duquesne Light Co. (Series O)	6.70	04/15/12	356,616
225	E. ON International Finance BV - 144A (Netherlands) (a)	5.80	04/30/18	221,895
120	Enel Finance International SA - 144A (Luxembourg) (a)	5.70	01/15/13	122,556
230	Exelon Corp.	6.75	05/01/11	237,015
50	Florida Power Corp.	5.80	09/15/17	51,634
235	Israel Electric Corp. Ltd. - 144A (Israel) (a)	7.25	01/15/19	237,715
245	Ohio Edison Co. (g)	6.40	07/15/16	243,649
235	Ohio Power Company (Series K)	6.00	06/01/16	232,274

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$145	Pacific Gas & Electric Co.	5.625%	11/30/17	$144,841
140	PPL Energy Supply LLC	6.50	05/01/18	136,668
60	Public Service Company of Colorado	6.50	08/01/38	62,073
100	Public Service Electric & Gas Co. (Series B)	5.00	01/01/13	101,558
170	Texas Eastern Transmission (g)	7.00	07/15/32	163,422
115	Union Electric Co.	6.40	06/15/17	114,309
200	Virginia Electric Power Co.	5.95	09/15/17	202,937
				3,428,539
	Electrical Products (0.5%)
190	Cooper Industries, Inc.	5.25	11/15/12	192,517
	Electronic Components (0.4%)
160	Philips Electronics N.V. (Netherlands)	5.75	03/11/18	158,394
	Electronic Equipment/Instruments (0.3%)
120	Xerox Corp.	6.35	05/15/18	116,286
	Electronic Production Equipment (0.6%)
235	KLA-Tenor Corp.	6.90	05/01/18	231,483
	Finance/Rental/Leasing (2.4%)
120	Capital One Financial Corp. (g)	6.75	09/15/17	114,803
395	Capmark Financial Group Inc. (g)	5.875	05/10/12	255,102
55	Capmark Financial Group Inc.	6.30	05/10/17	32,496
250	CIT Group, Inc. (g)	5.65	02/13/17	175,824
355	Nationwide Building Society - 144A (United Kingdom) (a)	4.25	02/01/10	349,966
				928,191
	Financial Conglomerates (4.3%)
95	American Express Credit Corp. (Series C)	7.30	08/20/13	96,605
75	Brookfield Asset Management Inc. (Canada)	5.80	04/25/17	66,036
240	Citigroup Inc.	5.25	02/27/12	234,684
225	Citigroup, Inc. (g)	5.875	05/29/37	190,297
65	Citigroup, Inc.	6.125	05/15/18	60,880
220	Citigroup, Inc.	8.40	04/29/49	187,059
245	JPMorgan Chase & Co. (g)	4.75	05/01/13	236,432
230	JPMorgan Chase & Co. (g)	6.00	01/15/18	223,120
265	JPMorgan Chase & Co.	6.75	02/01/11	275,606
75	Prudential Financial, Inc.	6.625	12/01/37	70,668
				1,641,387
	Food Retail (0.7%)
115	Delhaize America, Inc.	9.00	04/15/31	133,702
120	Kroger Co. (The) (g)	6.40	08/15/17	122,822
				256,524

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (1.4%)
$100	ConAgra Foods, Inc.	7.00%		10/01/28	$100,799
130	ConAgra Foods, Inc. (g)	8.25		09/15/30	147,871
105	General Mills, Inc.	5.25		08/15/13	105,788
195	Kraft Foods Inc.	6.00		02/11/13	199,591
					554,049
	Food: Meat/Fish/Dairy (0.1%)
40	Pilgrim's Pride Corp.	7.625		05/01/15	35,600
	Foods & Beverages (0.4%)
135	Dr. Pepper Snapple Group, Inc. - 144A (a)	6.82		05/01/18	137,707
	Gas Distributors (2.4%)
85	DCP Midstream LLC - 144A (a)	6.75		09/15/37	80,435
135	Equitable Resources, Inc. (g)	6.50		04/01/18	137,017
245	NiSource Finance Corp.	3.38	(b)	11/23/09	238,716
130	NiSource Finance Corp.	6.80		01/15/19	126,668
100	NiSource Finance Corp.	7.875		11/15/10	103,966
230	Questar Market Resources, Inc.	6.80		04/01/18	232,665
					919,467
	Home Building (0.1%)
40	Pulte Homes, Inc.	6.375		05/15/33	30,800
	Home Improvement Chains (0.5%)
205	Home Depot, Inc. (The)	5.40		03/01/16	185,769
	Hospital/Nursing Management (0.2%)
70	Tenet Healthcare Corp. (g)	7.375		02/01/13	66,063
	Hotels/Resorts/Cruiselines (0.3%)
115	Starwood Hotels & Resorts Worldwide, Inc.	6.75		05/15/18	104,410
	Industrial Conglomerates (3.6%)
1,285	General Electric Co. (g)	5.25		12/06/17	1,244,111
105	Honeywell International Inc. (g)	5.30		03/01/18	104,343
40	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)	6.875		08/15/18	40,255
					1,388,709
	Industrial Specialties (0.2%)
85	Cox Communications, Inc. - 144A (a)	6.25		06/01/18	84,776
	Insurance Brokers/Services (1.6%)
360	Catlin Insurance Co., Ltd. - 144A (Bahamas) (a)	7.249		12/31/49	217,145
485	Farmers Exchange Capital - 144A (a)	7.05		07/15/28	406,562
					623,707

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Integrated Oil (1.3%)
$125	Marathon Oil Corp.	5.90%		03/15/18	$120,718
195	Marathon Oil Corp.	6.00		10/01/17	193,177
205	Petro-Canada (Canada)	5.95		05/15/35	179,279
					493,174
	Investment Banks/Brokers (6.5%)
185	Bear Stearns Companies Inc. (The) (g)	5.55		01/22/17	172,912
160	Bear Stearns Companies Inc. (The)	6.40		10/02/17	157,552
125	Bear Stearns Companies Inc. (The)	7.25		02/01/18	129,737
620	Goldman Sachs Group Inc. (The)	6.15		04/01/18	594,122
505	Goldman Sachs Group Inc. (The)	6.75		10/01/37	445,630
160	Lehman Brothers Holdings, Inc. (g) (j)	5.75		01/03/17	136,131
180	Lehman Brothers Holdings, Inc. (g) (j)	6.50		07/19/17	159,596
490	Lehman Brothers Holdings, Inc. (g) (j)	6.875		07/17/37	402,330
125	Merrill Lynch & Co., Inc.	5.45		02/05/13	116,691
200	Merrill Lynch & Co., Inc. (Series MTN)	6.875		04/25/18	184,516
					2,499,217
	Life/Health Insurance (0.1%)
50	MetLife, Inc. (Series A) (g)	6.817		08/15/18	50,219
	Major Banks (7.3%)
200	Bank of America Corp. (g)	4.875		09/15/12	196,117
640	Bank of America Corp.	5.75		12/01/17	598,075
130	Bank of New York Mellon Corp. (Series MTN) (g)	4.50		04/01/13	127,178
100	Barclays Bank PLC - 144A (United Kingdom) (a)	6.05		12/04/17	94,518
445	Credit Suisse/New York NY (Switzerland) (g)	6.00		02/15/18	427,712
225	HBOS -144A (United Kingdom) (a)	6.75		05/21/18	203,556
485	HSBC Finance Corp.	6.75		05/15/11	503,691
440	Wachovia Capital Trust III	5.80		03/15/42	237,718
435	Wells Fargo & Co. (g)	5.625		12/11/17	418,855
					2,807,420
	Major Telecommunications (6.8%)
545	AT&T Corp. (g)	8.00		11/15/31	624,695
90	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.75		06/15/30	99,449
295	France Telecom S.A. (France)	8.50	(b)	03/01/31	354,568
80	Rogers Communications, Inc. (Canada)	6.80		08/15/18	81,272
300	SBC Communications, Inc.	6.15		09/15/34	280,038
150	Sprint Capital Corp.	8.75		03/15/32	146,231

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$135	Telecom Italia Capital SA (Luxembourg) (g)	4.00%		01/15/10	$133,083
200	Telecom Italia Capital SA (Luxembourg) (g)	4.95		09/30/14	181,470
285	Telefonica Europe BV (Netherlands)	8.25		09/15/30	323,201
300	Verizon Communications Inc. (g)	5.50		02/15/18	287,435
105	Verizon Communications Inc.	6.90		04/15/38	104,294
					2,615,736
	Managed Health Care (0.6%)
260	UnitedHealth Group, Inc.	6.00		02/15/18	249,414
	Media Conglomerates (3.6%)
130	News America, Inc.	6.65		11/15/37	125,719
45	Thomson Reuters Corp. (Canada) (g)	6.50		07/15/18	45,653
215	Time Warner Cable, Inc.	6.75		07/01/18	217,448
290	Time Warner Inc. (g)	5.875		11/15/16	275,255
295	Viacom, Inc.	6.875		04/30/36	267,170
445	Vivendi - 144A (France) (a)	6.625		04/04/18	439,885
					1,371,130
	Medical Specialties (2.0%)
175	Baxter International Inc. (g)	4.625		03/15/15	170,139
200	Covidien International Finance SA (Luxembourg) (g)	6.00		10/15/17	203,083
405	Hospira, Inc.	3.28	(b)	03/30/10	392,737
					765,959
	Motor Vehicles (1.2%)
285	DaimlerChrysler North American Holdings Co. (g)	8.50		01/18/31	293,802
155	Harley-Davidson Funding Corp. - 144A (a)	6.80		06/15/18	151,664
					445,466
	Multi-Line Insurance (2.0%)
310	AIG SunAmerica Global Financing VI - 144A (a)	6.30		05/10/11	308,074
485	American General Finance Corp. (Series H) (g)	4.625		09/01/10	451,095
					759,169
	Oil & Gas Pipelines (3.3%)
133	Colorado Interstate Gas Co.	6.80		11/15/15	135,046
165	Enterprise Products Operating L.P. (Series B)	5.60		10/15/14	162,206
100	Gaz Capital SA - 144A (Luxembourg) (a) (g)	6.51		03/07/22	84,990
125	Kinder Morgan Energy Partners, L.P. (g)	5.85		09/15/12	126,943
320	Kinder Morgan Finance Co. ULC(Canada)	5.70		01/05/16	298,000
245	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	221,053

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$140	TransCanada PipeLine Ltd. (Canada) (g)	6.20%	10/15/37	$126,737
115	Transcontinental Gas Pipe Line Corp. (Series B)	8.875	07/15/12	127,712
				1,282,687
	Oil & Gas Production (1.2%)
120	Chesapeake Energy Corp. (g)	7.625	07/15/13	122,100
160	EnCana Corp. (Canada) (g)	6.50	02/01/38	150,390
65	Newfield Exploration Co. (g)	7.125	05/15/18	61,588
110	XTO Energy, Inc. (g)	5.50	06/15/18	102,230
25	XTO Energy, Inc.	6.50	12/15/18	24,973
				461,281
	Oilfield Services/Equipment (0.4%)
10	Wealtherford International Ltd. (Bermuda) (g)	6.00	03/15/18	9,777
135	Wealtherford International Ltd. (Bermuda)	6.35	06/15/17	135,840
				145,617
	Other Metals/Minerals (1.4%)
385	Brascan Corp. (Canada)	7.125	06/15/12	384,413
140	Rio Tinto Finance USA Ltd. (Australia) (g)	6.50	07/15/18	141,110
				525,523
	Packaged Software (0.6%)
225	Oracle Corp.	5.75	04/15/18	226,054
	Paper & Forest Products (0.5%)
200	Nine Dragons Paper Holdings Ltd. - 144A (Bermuda) (a)	7.875	04/29/13	185,586
	Pharmaceuticals: Major (1.6%)
160	AstraZeneca PLC (United Kindom) (g)	5.90	09/15/17	166,478
270	GlaxoSmithKline Capital Inc. (g)	5.65	05/15/18	271,274
130	Wyeth (g)	5.45	04/01/17	130,568
40	Wyeth	5.50	02/15/16	40,528
				608,848
	Property - Casualty Insurers (4.5%)
155	ACE INA Holdings Inc.	5.60	05/15/15	146,010
230	Berkshire Hathaway Finance Corp. - 144A (a)	5.40	05/15/18	229,357
40	Chubb Corp. (The) (g)	5.75	05/15/18	38,449
645	Mantis Reef Ltd. - 144A (Cayman Islands) (a)	4.692	11/14/08	644,029
205	Platinum Underwriters Finance Inc. (Series B)	7.50	06/01/17	195,090
510	Xlliac Global Funding - 144A (a)	4.80	08/10/10	496,445
				1,749,380

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Railroads (0.6%)
$250	Union Pacific Corp.	5.45%		01/31/13	$250,449
	Real Estate Investment Trusts (0.4%)
140	iStar Financial Inc.	3.027	(b)	03/09/10	118,427
60	Prologis Trust	6.625		05/15/18	55,368
					173,795
	Restaurants (0.6%)
230	Tricon Global Restaurants, Inc.	8.875		04/15/11	247,304
	Savings Banks (2.2%)
170	Household Finance Corp. (g)	8.00		07/15/10	176,552
600	Sovereign Bancorp, Inc.	3.03		03/23/10	524,450
250	Washington Mutual Bank (g) (k)	5.50		01/15/13	165,146
					866,148
	Services to the Health Industry (0.7%)
245	Medco Health Solutions, Inc. (g)	7.125		03/15/18	253,024
	Specialty Steels (0.3%)
130	GTL Trade Finance Inc. - 144A (Virgin Islands) (a)	7.25		10/20/17	131,113
	Specialty Telecommunications (0.3%)
115	Frontier Communications Corp.	7.125		03/15/19	100,050
	Steel (0.7%)
185	ArcelorMittal - 144A (Luxembourg) (a)	6.125		06/01/18	178,235
100	Evraz Group SA - 144A (Luxembourg) (a) (g)	9.50		04/24/18	96,250
					274,485
	Telecommunication Equipment (0.1%)
40	Corning Inc.	7.25		08/15/36	40,261
	Telecommunications (0.1%)
70	Qwest Corp.	6.50		06/01/17	59,500
	Tobacco (0.9%)
225	Philip Morris International Inc.	5.65		05/16/18	221,764
105	Reynolds American Inc.	6.50		07/15/10	108,172
					329,936
	Trucks/Construction/Farm Machinery (0.2%)
70	Caterpillar Financial Services Corp. (Series MTN) (g)	4.90		08/15/13	70,319

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Wireless Telecommunications (0.4%)
$100	VIP Finance Ireland Ltd. - 144A (Ireland) (a) (g)	9.125%	04/30/18	$94,701
70	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	67,737
				162,438
	Total Corporate Bonds (Cost $37,290,044)			35,391,878

NUMBER OF SHARES
	Convertible Preferred Stock (0.1%)
	Finance/Rental/Leasing
1,150	Fannie Mae (Series 08-01) $4.17 (g) (Cost $57,500)	19,723
	Non-Convertible Preferred Stock (0.6%)
	Major Banks
8,975	US Bancorp (g) (Cost $225,721)	232,273

PRINCIPAL AMOUNT IN THOUSANDS
	Asset-Backed Securities (0.8%)
$150	Capital One Multi-Asset Execution 2007-A7 A7	5.75		07/15/20	136,430
175	Discover Card Master Trust 2007-A1 A1	5.65		03/16/20	174,624
	Total Asset-Backed Securities (Cost $324,638)				311,054
	Collateralized Mortgage Obligations (h) (0.1%)
138	American Home Mortgage Assets 2007-5 A3	2.772	(b)	06/25/47	30,825
149	Countrywide Alternative Loan Trust 2005-51 B1	3.471	(b)	11/20/35	3,445
75	Countrywide Alternative Loan Trust 2005-81 M1	3.172	(b)	02/25/37	2,367
75	Countrywide Alternative Loan Trust 2006-0A16 M4	2.992	(b)	10/25/46	1,122
75	Harborview Mortgage Loan Trust 2006-8 B4	3.021	(b)	08/21/36	1,133

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS						VALUE
	$125	Lehman XS Trust 2007-4N M4 (j)	3.472	(b)%	03/25/47	$2,172
	125	Master Adjustable Rate Mortgages Trust 2007-3 1M1	3.322	(b)	05/25/47	1,384
		Total Collateralized Mortgage Obligations (Cost $594,706)				42,448
		Foreign Government Obligation (0.7%)
MXN	2,555	Mexican Fixed Rate Bonds (Series M20) (Mexico) (Cost $255,604)	9.50		12/18/14	261,519
		Short-Term Investments (32.7%)
		U.S. Government Obligations (c) (d) (1.3%)
	$50	U.S. Treasury Bill	1.545		10/09/08	49,903
	455	U.S. Treasury Bill	1.60		10/09/08	454,233
		Total U.S. Government Obligations (Cost $504,179)				504,136
		Securities Held as Collateral on Loaned Securities (28.0%)
		Repurchase Agreements (6.5%)

662	ABN Amro Bank N.V. (2.375%, dated 08/29/08, due 09/02/08; proceeds $662,128; fully collateralized by Common Stock at the date of this Portfolio of Investments as follows: DISH Network Corp.-Class A; Pfizer Inc.; valued at $695,291)	661,954
774	Bank of America Securities LLC (1.95% - 2.375%, dated 08/29/08, due 09/02/08; proceeds $773,830; fully collateralized by U.S. Government Agencies, Common Stocks and Preferred Stock at the date of this Portfolio of Investments as follows: FHLMC 5.125% due 07/15/12; FHLMC Giant 5.00% due 05/01/38; Viacom Inc. - Class B; Puget Energy, Inc.; National Fuel Gas Co.; Equitable Resources, Inc.; DreamWorks Animation SKG, Inc.; Copano Energy LLC; Millicom International Cellular S.A.; Legg Mason Inc.; valued at $801,310)	773,638
530	Lehman Brothers Inc. (j) (2.325%, dated 08/29/08, due 09/02/08; proceeds $529,700; fully collateralized by Municipal Bond at the date of this Portfolio of Investments as follows: Lehman Muni Trust Receipts Various States 1.95% due 11/15/23 (j); valued at $540,454)	529,563
545	Merrill Lynch & Co., Inc. (2.12%, dated 08/29/08, due 09/02/08; proceeds $545,049; fully collateralized by U.S. Government Agency at the date of this Portfolio of Investments as follow: FNMA 5.945% due 06/07/27; valued at $556,036)	544,920
	Total Repurchase Agreements (Cost $2,510,075)	2,510,075

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (f) (21.5%)
8,288	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $8,288,082)		$8,288,082
	Total Securities Held as Collateral on Loaned Securities (Cost $10,798,157)		10,798,157
	Investment Company (e) (f) (3.4%)
1,301	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $1,300,644)		1,300,644
	Total Short-Term Investments (Cost $12,602,980)		12,602,937
Total Investments (Cost $51,351,193) (i) (l)		126.9%	48,861,832
Liabilities in Excess of Other Assets		(26.9)	(10,352,809)
Net Assets		100.0%	$38,509,023

  MTN  Medium Term Note.

  MXN  Mexican New Peso.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security, rate shown is the rate in effect at August 31, 2008.

  (c)  A portion of these securities have been physically segregated in connection with open futures contracts in an amount equal to $149,480.

  (d)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (e)  May Include cash designated as collateral in connection with open swap contracts.

  (f)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio-Institutional Class.

  (g)  All or a portion of this security was on loan on August 31, 2008.

  (h)  Securities with a total market value equal to $42,448 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (i)  Securities have been designated as collateral in an amount equal to $21,909,092 in connection with open futures and swap contracts.

  (j)  On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy.

  (k)  On September 26, 2008, Washington Mutual, Inc. filed for bankruptcy.

  (l)  The aggregate cost for federal income tax purposes is $51,547,983. The aggregate gross unrealized appreciation is $120,872 and the aggregate gross unrealized depreciation is $2,807,023 resulting in net unrealized depreciation of $2,686,151.

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

Futures Contracts Open at August 31, 2008:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
22	Long	U.S. Treasury Notes 2 Year, December 2008	$4,670,188	$1,034
6	Long	U.S. Treasury Bonds 20 Year, December 2008	703,875	(1,932)
8	Short	U.S. Treasury Notes 5Year, December 2008	(895,500)	(2,459)
30	Short	Swap Future 10 Year, September 2008	(3,359,063)	(53,016)
95	Short	U.S. Treasury Notes 10 Year, December 2008	(10,972,500)	(32,003)
		Net Unrealized Depreciation		$(88,376)

Credit Default Swap Contracts Open at August 31, 2008:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International Arrow Electronics, Inc.	Buy	$280	1.00%	March 20, 2015	$(4,496)
Lehman Brothers Special Financing Inc.*** Arrow Electronics, Inc.	Buy	45	1.04	March 20, 2018	(958)
Credit Suisse International Arrow Electronics, Inc.	Buy	65	1.11	March 20, 2013	(1,213)
Goldman Sachs International Avalonbay Communities, Inc.	Buy	215	3.05	March 20, 2013	(7,906)
Bank of America, N.A. Carnival Corp.	Buy	260	1.57	March 20, 2018	(2,337)
Merrill Lynch International Carnival Corp.	Buy	145	1.60	March 20, 2018	(1,677)
Bank of America, N.A. Centurytel, Inc.	Buy	120	0.88	September 20, 2017	8,952
Goldman Sachs International Chubb Corp.	Buy	250	0.10	March 20, 2012	4,097
Goldman Sachs International Coca-Cola Enterprises Inc.	Buy	445	0.588	March 20, 2013	(2,613)
Lehman Brothers Special Financing Inc.*** Coca-Cola Enterprises Inc.	Buy	200	0.64	March 20, 2013	(1,614)
Goldman Sachs International Dell Inc.	Buy	255	0.22	March 20, 2012	3,561

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Merrill Lynch International Disney (Walt) Co.	Buy	$440	0.77%	March 20, 2013	$(6,978)
Goldman Sachs International Dow Jones Index	Sell	440	1.40	December 20, 2012	(14,455)
Goldman Sachs International Dow Jones Index	Sell	455	1.40	December 20, 2012	(15,494)
Goldman Sachs International Dow Jones Index	Sell	775	1.40	December 20, 2012	(23,597)
Goldman Sachs International Dow Jones Index	Sell	1,215	1.55	June 20, 2013	(3,518)
Citibank, N.A., New York Eaton Corp.	Buy	115	0.82	March 20, 2018	832
Merrill Lynch International Eaton Corp.	Buy	160	0.92	March 20, 2018	(45)
Goldman Sachs International Eaton Corp.	Buy	140	0.97	March 20, 2018	(565)
Lehman Brothers Special Financing Inc.*** Goodrich Corp.	Buy	105	0.46	March 20, 2018	1,709
Goldman Sachs International Goodrich Corp.	Buy	130	0.47	March 20, 2018	2,016
Bank of America, N.A. Goodrich Corp.	Buy	185	0.70	March 20, 2013	(979)
Bank of America, N.A. Goodrich Corp.	Buy	130	0.82	March 20, 2018	(1,454)
UBS AG Martin Marietta Materials, Inc.	Buy	140	1.73	March 20, 2018	5,318
UBS AG Martin Marietta Materials, Inc.	Buy	205	1.78	March 20, 2013	3,656
JPMorgan Chase Bank, N.A. New York Nordstrom, Inc.	Buy	60	1.07	March 20, 2018	2,126
JPMorgan Chase Bank, N.A. New York Nordstrom, Inc.	Buy	140	1.15	March 20, 2018	4,157
Deutsche Bank AG Pactiv Corp.	Buy	100	1.34	March 20, 2013	(728)
Credit Suisse International Pactiv Corp.	Buy	290	1.375	March 20, 2013	(2,528)
JPMorgan Chase Bank, N.A. New York Pepsi Bottling Group, Inc.	Buy	115	0.58	March 20, 2013	(332)
JPMorgan Chase Bank, N.A. New York Pepsi Bottling Group, Inc.	Buy	155	0.63	March 20, 2013	(772)

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank, N.A., New York Pitney Bowes Inc.	Buy	$145	0.48%	March 20, 2013	$530
Goldman Sachs International Prologis	Buy	125	2.97	June 20, 2013	881
Goldman Sachs International Sealed Air Corp.	Buy	125	1.08	March 20, 2018	7,146
Goldman Sachs International Sealed Air Corp.	Buy	80	1.24	March 20, 2018	3,678
JPMorgan Chase Bank, N.A. New York SLM Corp.	Sell	125	4.95	March 20, 2013	(2,191)
Merrill Lynch International SLM Corp.	Sell	125	5.00	March 20, 2013	(1,977)
Bank of America, N.A. Textron Financial Corp.	Buy	140	0.80	March 20, 2018	7,172
UBS AG Textron Financial Corp.	Buy	100	1.01	March 20, 2013	2,175
Goldman Sachs International Textron Financial Corp.	Buy	85	1.05	March 20, 2013	1,652
Bank of America, N.A. Toll Brothers, Inc.	Buy	220	2.90	March 20, 2013	(1,434)
Goldman Sachs International Trane Inc	Buy	85	0.50	March 20, 2013	(127)
UBS AG Trane Inc	Buy	245	0.50	March 20, 2013	(365)
UBS AG Trane Inc	Buy	260	0.60	March 20, 2018	(236)
Goldman Sachs International Trane Inc	Buy	45	0.60	March 20, 2018	(41)
Citibank, N.A., New York Tyco Electronics Ltd.	Buy	53	0.43	March 20, 2012	1,032
Citibank, N.A., New York Tyco Electronics Ltd.	Buy	103	0.43	March 20, 2012	2,000
Goldman Sachs International Union Pacific Corp.	Buy	265	0.20	December 20, 2011	2,665
Bank of America, N.A. Yum! Brands, Inc.	Buy	30	1.18	March 20, 2013	(67)
Bank of America, N.A. Yum! Brands, Inc.	Buy	200	1.25	March 20, 2013	(1,017)
Deutsche Bank AG Washington Mutual, Inc.	Buy	230	5.00	June 20, 2013	58,591
Net Unrealized Appreciation					$22,232

  ***  On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy.

See Notes to Financial Statements

Morgan Stanley Income Trust

Portfolio of Investments  ■  August 31, 2008 continued

Interest Rate Swap Contracts Open at August 31, 2008:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)		PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America N.A.		$5,000	Fixed Rate 4.556%	Floating Rate 2.813#%	June 17, 2013	$123,600
Bank of America N.A.		900	Fixed Rate 4.429	Floating Rate 2.801#	June 24, 2013	17,163
Bank of America N.A.		843	Fixed Rate 5.55	Floating Rate 0.00#	February 22, 2018	16,236
Bank of America N.A.		2,975	Fixed Rate 5.638	Floating Rate 0.00#	March 7, 2018	66,224
Bank of America N.A.		865	Fixed Rate 5.07	Floating Rate 0.00#	April 14, 2018	891
Bank of America N.A.		740	Fixed Rate 4.983	Floating Rate 0.00#	April 15, 2018	(1,598)
Bank of America N.A.		4,131	Fixed Rate 5.558	Floating Rate 0.00#	July 24, 2023	34,907
Citibank N.A. New York		1,300	Fixed Rate 5.275	Floating Rate 2.92#	October 25, 2037	95,420
Deutsche Bank AG		9,975	Fixed Rate 5.388	Floating Rate 2.638#	May 25, 2017	717,502
Deutsche Bank AG	EUR	2,133	Fixed Rate 4.958	Floating Rate 0.00^	July 24, 2018	31,667
Deutsche Bank AG		4,065	Fixed Rate 5.268	Floating Rate 0.00^	July 3, 2023	46,992
Deutsche Bank AG		670	Fixed Rate 5.239	Floating Rate 0.00^	July 9, 2023	6,929
Deutsche Bank AG		610	Fixed Rate 5.24	Floating Rate 0.00^	July 10, 2023	6,344
JPMorgan Chase Bank N.A. New York		$1,250	Fixed Rate 5.448	Floating Rate 2.644#	May 29, 2017	95,375
JPMorgan Chase Bank N.A. New York		4,700	Fixed Rate 5.454	Floating Rate 2.676#	June 4, 2017	360,349
Merrill Lynch Capital Services Inc.		990	Fixed Rate 5.00	Floating Rate 0.00#	April 15, 2018	(1,505)
Bank of America N.A.		3,215	Floating Rate 0.00#	Fixed Rate 5.38	July 24, 2018	(35,879)
Bank of America N.A.		2,700	Floating Rate 2.791#	Fixed Rate 4.664	August 4, 2018	(39,339)
Bank of America N.A.		1,049	Floating Rate 0.00#	Fixed Rate 5.958	February 22, 2023	(21,011)
Bank of America N.A.		3,825	Floating Rate 0.00#	Fixed Rate 6.04	March 7, 2023	(85,259)
Bank of America N.A.		1,105	Floating Rate 0.00#	Fixed Rate 5.47	April 14, 2023	(6,752)
Bank of America N.A.		895	Floating Rate 0.00#	Fixed Rate 5.38	April 15, 2023	(3,195)
Deutsche Bank AG	EUR	3,245	Floating Rate 0.00^	Fixed Rate 4.934	July 1, 2018	(45,130)
Deutsche Bank AG		535	Floating Rate 0.00^	Fixed Rate 4.861	July 9, 2018	(5,384)
Deutsche Bank AG		485	Floating Rate 0.00^	Fixed Rate 4.86	July 10, 2018	(4,845)
Deutsche Bank AG		2,672	Floating Rate 0.00^	Fixed Rate 5.188	July 24, 2023	(21,952)
JPMorgan Chase Bank N.A. New York		$1,900	Floating Rate 2.676#	Fixed Rate 4.582	December 4, 2017	(20,672)
JPMorgan Chase Bank N.A. New York		2,300	Floating Rate 2.804#	Fixed Rate 3.966	March 25, 2018	88,826
JPMorgan Chase Bank N.A. New York		3,400	Floating Rate 2.804#	Fixed Rate 3.966	March 25, 2018	131,308
Merrill Lynch Capital Services Inc.		1,260	Floating Rate 0.00#	Fixed Rate 5.395	April 15, 2023	(5,027)
Net Unrealized Appreciation						$1,542,185

  EUR  Euro.

  #  Floating rate represents USD-3 Months LIBOR.

  ^  Floating rate represents EUR-6 Months EURIBOR.

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Investments in securities, at value (cost $41,762,467) (including $10,411,763 for securities loaned)	$39,273,106
Investment in affiliate, at value (cost $9,588,726)	9,588,726
Unrealized appreciation on open swap contracts	1,963,679
Receivable for:
Investments sold	984,236
Interest	636,711
Periodic interest on open swap contracts	363,492
Variation margin	17,662
Shares of beneficial interest sold	4,915
Dividends from affiliate	1,462
Prepaid expenses and other assets	31,471
Total Assets	52,865,460
Liabilities:
Collateral on securities loaned at value	10,798,157
Unrealized depreciation on open swap contracts	399,262
Payable for:
Swap contracts collateral due to brokers	1,620,000
Investments purchased	995,387
Periodic interest on open swap contracts	220,906
Premium received on open swap contracts	88,980
Shares of beneficial interest redeemed	73,505
Distribution fee	16,120
Dividends to shareholders	10,575
Transfer agent fee	4,149
Administration fee	2,632
Investment advisory fee	672
Payable to bank	1,205
Accrued expenses and other payables	124,887
Total Liabilities	14,356,437
Net Assets	$38,509,023
Composition of Net Assets:
Paid-in-capital	$48,167,187
Net unrealized depreciation	(1,013,366)
Dividends in excess of net investment income	(66,328)
Accumulated net realized loss	(8,578,470)
Net Assets	$38,509,023
Class A Shares:
Net Assets	$22,377,997
Shares Outstanding (unlimited authorized, $.01 par value)	2,554,022
Net Asset Value Per Share	$8.76
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.15
Class B Shares:
Net Assets	$12,636,376
Shares Outstanding (unlimited authorized, $.01 par value)	1,454,406
Net Asset Value Per Share	$8.69
Class C Shares:
Net Assets	$2,837,924
Shares Outstanding (unlimited authorized, $.01 par value)	325,988
Net Asset Value Per Share	$8.71
Class I Shares@@:
Net Assets	$656,726
Shares Outstanding (unlimited authorized, $.01 par value)	75,790
Net Asset Value Per Share	$8.67

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Statements continued

Statement of Operations

For the year ended August 31, 2008

Net Investment Income: Income
Interest	$2,405,704
Dividends	5,890
Dividends from affiliate	60,017
Income from securities loaned - net	20,658
Total Income	2,492,269
Expenses
Investment advisory fee	185,324
Distribution fee (Class A shares)	60,574
Distribution fee (Class B shares)	136,207
Distribution fee (Class C shares)	26,680
Professional fees	71,416
Transfer agent fees and expenses	64,431
Registration fees	48,858
Shareholder reports and notices	47,090
Administration fee	35,300
Custodian fees	24,477
Trustees' fees and expenses	6,829
Other	27,367
Total Expenses	734,553
Less: expense offset	(228)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(1,885)
Less: amount waived	(155,979)
Net Expenses	576,461
Net Investment Income	1,915,808
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(123,368)
Futures contracts	(1,056,998)
Swap contracts	(103,627)
Foreign exchange transactions	380
Net Realized Loss	(1,283,613)
Change in Unrealized Appreciation/Depreciation on:
Investments	(2,049,122)
Futures contracts	(57,117)
Swap contracts	1,249,593
Translation of other assets and liabilities denominated in foreign currencies	(8)
Net Change in Unrealized Appreciation/Depreciation	(856,654)
Net Loss	(2,140,267)
Net Decrease	$(224,459)

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2008	FOR THE YEAR ENDED AUGUST 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$1,915,808	$2,054,732
Net realized loss	(1,283,613)	(693,874)
Net change in unrealized appreciation/depreciation	(856,654)	509,828
Net Increase (Decrease)	(224,459)	1,870,686
Dividends to Shareholders from Net Investment Income:
Class A shares	(1,161,820)	(1,218,023)
Class B shares	(671,073)	(833,233)
Class C shares	(131,649)	(145,780)
Class I shares@@	(36,190)	(44,560)
Total Dividends	(2,000,732)	(2,241,596)
Net decrease from transactions in shares of beneficial interest	(6,419,048)	(8,553,977)
Net Decrease	(8,644,239)	(8,924,887)
Net Assets:
Beginning of period	47,153,262	56,078,149
End of Period (Including dividends in excess of net investment income of $66,328 and $399,766, respectively)	$38,509,023	$47,153,262

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008

1. Organization and Accounting Policies

Morgan Stanley Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

F. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy or a failure to pay outstanding obligations while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer an agreed upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books. The Fund may pay or receive cash to collateralize credit default swap contracts. This cash collateral is recorded as assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

G. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

H. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at August 31, 2008 were $10,411,763 and $10,798,157, respectively. The Fund received cash collateral which was

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Money Market Portfolio as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

I. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on February 28, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.

J. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets exceeding $1.25 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

The Investment Adviser has agreed to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees, and the Administrator has agreed to waive the Fund's administrative fees, to the extent such operating expenses on an annualized basis exceed 0.80% of the average daily net assets of the Fund.

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,974,995 at August 31, 2008.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended at August 31, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $330, $31,140 and $148, respectively and received $8,059 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended August 31, 2008, advisory fees paid were reduced by $1,885 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $60,017 for the year ended August 31, 2008. During the year ended August 31, 2008, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class aggregated $27,076,782 and $26,229,209, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the year ended August 31, 2008, aggregated $31,190,345, and $38,445,222, respectively. Included in the aforementioned are purchases and sales/prepayments/maturities of U.S. Government securities of $6,931,205 and $15,356,887, respectively. Included in the aforementioned are sales with other Morgan Stanley funds of $35,965, including realized gains of $822.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended August 31, 2008, included in Trustees' fees and expenses in the Statement of Operations amounted to $5,893. At August 31, 2008, the Fund had an accrued pension liability of $60,092 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2008		FOR THE YEAR ENDED AUGUST 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	235,631	$2,162,838	265,232	$2,483,248
Conversion from Class B	107,662	1,001,243	160,863	1,501,162
Reinvestment of dividends	106,246	966,676	83,493	779,235
Redeemed	(598,578)	(5,469,583)	(753,329)	(7,029,452)
Net decrease — Class A	(149,039)	(1,338,826)	(243,741)	(2,265,807)
CLASS B SHARES
Sold	232,697	2,146,771	299,278	2,773,805
Conversion to Class A	(108,590)	(1,001,243)	(162,203)	(1,501,162)
Reinvestment of dividends	61,118	552,621	60,340	558,593
Redeemed	(695,930)	(6,284,925)	(788,570)	(7,310,646)
Net decrease — Class B	(510,705)	(4,586,776)	(591,155)	(5,479,410)
CLASS C SHARES
Sold	33,392	306,734	67,236	625,030
Reinvestment of dividends	12,408	112,220	11,261	104,464
Redeemed	(82,495)	(747,595)	(146,605)	(1,364,622)
Net decrease — Class C	(36,695)	(328,641)	(68,108)	(635,128)
CLASS I SHARES@@
Sold	6,188	57,310	9,782	90,375
Reinvestment of dividends	3,539	31,893	3,483	32,144
Redeemed	(27,825)	(254,008)	(31,969)	(296,151)
Net decrease — Class I	(18,098)	(164,805)	(18,704)	(173,632)
Net decrease in Fund	(714,537)	$(6,419,048)	(921,708)	$(8,553,977)

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED AUGUST 31, 2008	FOR THE YEAR ENDED AUGUST 31, 2007
Ordinary income	$2,001,789	$2,243,259
As of August 31, 2008, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$212,277
Undistributed long-term gains	—
Net accumulated earnings	212,277
Capital loss carryforward*	(7,102,160)
Post-October losses	(1,564,522)
Temporary differences	(81,979)
Net unrealized depreciation	(1,121,780)
Total accumulated losses	$(9,658,164)

*As of August 31, 2008, the Fund had a net capital loss carryforward of $7,102,160, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$2,891,735	August 31, 2009
313,469	August 31, 2010
1,513,272	August 31, 2012
226,730	August 31, 2014
890,370	August 31, 2015
1,266,584	August 31, 2016

As of August 31, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), mark-to-market of open futures contracts and book amortization of premiums on debt securities.

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

Permanent differences, primarily due to losses on paydowns, gains on swaps, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2008:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$418,362	$728,361	$(1,146,723)

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

8. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contract").

Forward and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment in the amount of total periodic payments. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio.

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may lend securities to qualified institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund may invest in mortgage securities. These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

9. Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, established a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees ("SFAS 133-1") was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or

Morgan Stanley Income Trust

Notes to Financial Statements  ■  August 31, 2008 continued

group of similar credit derivatives) presented on the Statement of Assets and Liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

10. Subsequent Event

Subsequent to August 31, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Fund's investments since August 31, 2008.

Morgan Stanley Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2008		2007		2006		2005		2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.24		$9.31		$9.65		$9.56		$9.39
Income (loss) from investment operations:
Net investment income	0.41		0.39		0.40		0.38		0.35
Net realized and unrealized gain (loss)	(0.45)		(0.02)		(0.31)		0.16		0.26
Total income (loss) from investment operations	(0.04)		0.37		0.09		0.54		0.61
Less dividends from net investment income	(0.44)		(0.44)		(0.43)		(0.45)		(0.44)
Net asset value, end of period	$8.76		$9.24		$9.31		$9.65		$9.56
Total Return(1)	(0.53)%		3.99%		1.01%		5.81%		6.57%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	1.05	%(3)(4)	1.05	%(3)(4)	1.05	%(4)	1.03	%(4)	1.19	%(4)
Net investment income	4.60	%(3)(4)	4.30	%(3)(4)	4.12	%(4)	4.08	%(4)	3.86	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$22,378		$24,967		$27,445		$32,038		$7,628
Portfolio turnover rate	74%		68%		28%		46%		164%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(4)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expenses and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2008	1.41%	4.24%
August 31, 2007	1.40	3.95
August 31, 2006	1.35	3.82
August 31, 2005	1.18	3.93
August 31, 2004	1.24	3.81

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2008		2007		2006		2005		2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.16		$9.24		$9.57		$9.48		$9.32
Income (loss) from investment operations:
Net investment income	0.35		0.33		0.37		0.31		0.29
Net realized and unrealized gain (loss)	(0.44)		(0.03)		(0.33)		0.16		0.24
Total income (loss) from investment operations	(0.09)		0.30		0.04		0.47		0.53
Less dividends from net investment income	(0.38)		(0.38)		(0.37)		(0.38)		(0.37)
Net asset value, end of period	$8.69		$9.16		$9.24		$9.57		$9.48
Total Return(1)	(1.06)%		3.25%		0.48%		5.13%		5.78%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	1.65	%(3)(4)	1.65	%(3)(4)	1.65	%(4)	1.65	%(4)	1.85	%(4)
Net investment income	4.00	%(3)(4)	3.70	%(3)(4)	3.52	%(4)	3.46	%(4)	3.20	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$12,636		$18,000		$23,610		$35,739		$73,650
Portfolio turnover rate	74%		68%		28%		46%		164%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(4)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expenses and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2008	2.01%	3.64%
August 31, 2007	2.01	3.34
August 31, 2006	1.95	3.22
August 31, 2005	1.80	3.31
August 31, 2004	1.90	3.15

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2008		2007		2006		2005		2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.18		$9.25		$9.59		$9.50		$9.34
Income (loss) from investment operations:
Net investment income	0.35		0.33		0.37		0.31		0.29
Net realized and unrealized gain (loss)	(0.44)		(0.02)		(0.34)		0.17		0.24
Total income (loss) from investment operations	(0.09)		0.31		0.03		0.48		0.53
Less dividends from net investment income	(0.38)		(0.38)		(0.37)		(0.39)		(0.37)
Net asset value, end of period	$8.71		$9.18		$9.25		$9.59		$9.50
Total Return(1)	(1.16)%		3.37%		0.42%		5.16%		5.77%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	1.65	%(3)(4)	1.65	%(3)(4)	1.61	%(4)	1.62	%(4)	1.85	%(4)
Net investment income	4.00	%(3)(4)	3.70	%(3)(4)	3.56	%(4)	3.49	%(4)	3.20	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$2,838		$3,328		$3,986		$6,215		$7,474
Portfolio turnover rate	74%		68%		28%		46%		164%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(4)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expenses and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2008	2.01%	3.64%
August 31, 2007	2.00	3.35
August 31, 2006	1.91	3.26
August 31, 2005	1.77	3.34
August 31, 2004	1.90	3.15

See Notes to Financial Statements

Morgan Stanley Income Trust

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2008		2007		2006		2005		2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$9.13		$9.21		$9.54		$9.45		$9.29
Income (loss) from investment operations:
Net investment income	0.43		0.40		0.43		0.39		0.37
Net realized and unrealized gain (loss)	(0.43)		(0.03)		(0.31)		0.16		0.24
Total income from investment operations	0.00		0.37		0.12		0.55		0.61
Less dividends from net investment income	(0.46)		(0.45)		(0.45)		(0.46)		(0.45)
Net asset value, end of period	$8.67		$9.13		$9.21		$9.54		$9.45
Total Return(1)	(0.23)%		4.12%		1.33%		6.03%		6.68%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.80	%(3)(4)	0.80	%(3)(4)	0.80	%(4)	0.80	%(4)	1.00	%(4)
Net investment income	4.85	%(3)(4)	4.55	%(3)(4)	4.37	%(4)	4.31	%(4)	4.05	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$657		$858		$1,037		$4,695		$5,687
Portfolio turnover rate	74%		68%		28%		46%		164%

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

(1)  Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.

(4)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expenses and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2008	1.16%	4.49%
August 31, 2007	1.16	4.19
August 31, 2006	1.10	4.07
August 31, 2005	0.95	4.16
August 31, 2004	1.05	4.00

See Notes to Financial Statements

Morgan Stanley Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Income Trust:

We have audited the accompanying Statement of Assets and Liabilities of Morgan Stanley Income Trust (the "Fund"), including the portfolio of investments, as of August 31, 2008, and the related Statements of Operations for the year then ended and Statements of Changes in Net Assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Trust as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 29, 2008

Morgan Stanley Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002-July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2008. 2.26% of the Fund's dividends were attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)
In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

IISANN
IU08-05239P-Y08/08

INVESTMENT MANAGEMENT

Morgan Stanley
Income Trust

Annual Report

August 31, 2008

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$38,900		N/A

Non-Audit Fees
Audit-Related Fees	$5,788	(2)	$4,555,000	(2)
Tax Fees	$6,175	(3)	$747,000	(4)
All Other Fees	$—			$(5)
Total Non-Audit Fees	$11,963		$5,302,000

Total	$50,863		$5,302,000

2007

	Registrant		Covered Entities(1)
Audit Fees	$34,700		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$5,041,000	(2)
Tax Fees	$6,055	(3)	$761,000	(4)
All Other Fees	$—			$(5)
Total Non-Audit Fees	$6,055		$5,802,000

Total	$40,755		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.             Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.             Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.             Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.             Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.             Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.             All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.             Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.             Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.             Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.      Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)         See table above.

(h)         The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 23, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 23, 2008